EXHIBIT 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report of Torrid Holdings Inc. (the “Company”) on Form 10-Q for the period ended November 1, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paula Dempsey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 10, 2025	By:	/s/ PAULA DEMPSEY
Paula Dempsey
Chief Financial Officer
(Principal Financial Officer)